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                                                                    EXHIBIT 10.8

                               WARRANT AGREEMENT


          THIS WARRANT AGREEMENT is made and entered into as of this 25th day of August, 1997 between Aegis Mortgage Acceleration Corp., a Delaware corporation (the "Company") and Wachovia Bank, N.A. (the "Holder").

                                  BACKGROUND

          A. The Company is authorized to issue two classes of common stock, one designated Class A Common Stock and the other designated Class B Common Stock. Each share of Class B Common Stock is convertible into one share of Class A Common Stock. The Class B Common Stock has no voting rights.

          B. The Company is issuing warrants to the Holder in connection with Revolving Facilities provided to the Company by Holder, representing initially three percent of the outstanding shares of common stock of the Company on a fully diluted basis.

THE PARTIES AGREE AS FOLLOWS:

     1.   Definitions.
          -----------

          1.1. Definitions. The following terms have the meaning indicated:
               -----------

               "Act" means the Securities Act of 1933, as amended from time to time, or any successor statute.

               "Affiliate" means, with respect to any Person, any of (i) a director or executive officer of such Person, (ii) any holder of 10% or more of any class of capital stock of such Person, or (iii) any other Person that, directly or indirectly, controls, or is controlled, by or is under common control with, such Person.

               "Charter Documents" of a Person means the articles or certificate of incorporation, the by-laws and any other charter documents of such Person, as amended or restated and as in effect as of the Closing Date.

               "Class A Common" means a class of the Company's Common Stock with full voting rights.

               "Class B Common" means a class of the Company's Common Stock without voting rights but which is otherwise identical to Class A Common and which is convertible into Class A Common pursuant to the Company's Charter Documents.
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               "Closing Date" means the date of execution of the Credit
Agreement.

               "Credit Agreement" means the Credit Agreement of even date between the Company and Wachovia.

               "Commission" means the Securities and Exchange Commission or any other federal agency administering the Act.

               "Common Stock" means the Class A Common and Class B Common of the Company.

               "Common Stock Outstanding" means the number of shares of Common Stock outstanding plus the number of shares of common stock issuable upon exercise of all outstanding Options and upon conversion of all Convertible Securities.

               "Competitor" means the Person identified in a list from the Company to Holder in writing prior to the Closing and such additional Persons as Holder may approve from time to time, which approval will not be unreasonably withheld.

               "Convertible Security" means indebtedness or shares of capital stock convertible into or exchangeable for shares for Common Stock.

               "Exercise Price" means the price of $.01 per share to purchase a share of Common Stock pursuant to a Warrant adjusted from time to time as provided in Article 6.

               "Holder" means any registered holder of Warrants or Warrant.

               "Minimum Outstandings" means one-half the credit available under the Revolving Facility at any time or from time to time.

               "Option" means the right to purchase Common Stock or a Convertible Security pursuant to an option, warrant or other agreement.

               "Person" means a corporation, an association, a partnership, a limited liability company, an organization, an individual, a government or a subdivision thereof or a governmental agency.

               "Principal Stockholders" means any group of stockholders of the Company owning more than one-third of the Common Stock Outstanding.

               "Put Date" has the meaning ascribed in paragraph 7.2.2.

               "Put Notice" has the meaning ascribed in paragraph 7.2.2.

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               "Put Price" has the meaning ascribed in paragraph 7.2.3.

               "Register", "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Act, other than on Forms S-4, S-8 or any similar successor forms, and the declaration or ordering of the effectiveness of such registration statement.

               "Stockholder Agreement" means that certain Stockholder Agreement entered into as of April 30, 1993 by and among the Company and the stockholders of the Company as attached hereto as Exhibit B.

               "Wachovia" means Wachovia Bank., N.A.

               "Warrant Certificate" means a certificate representing one or more of the Warrants, registered in the name of the Holder, substantially in the form of Exhibit A.

               "Warrants" means the warrants issued pursuant to this Warrant Agreement, which, when exercised, give the Holder the right to obtain a share of Common Stock per warrant, subject to adjustment.

               "Warrant Shares" means the shares of Common Stock acquired or acquirable upon exercise of the Warrant.

     2.   Warrants.
          --------

          2.1.  Initial Issuance of Warrants. On the Closing Date, in
                ----------------------------
consideration of the Revolving Facility by Wachovia, the Company will issue to the Holder a warrant to purchase 67,662 shares of Common Stock which, upon issuance, will be equivalent to three percent of the Common Stock Outstanding at the Closing Date with an exercise price of $ .01 per share.

          2.2.  Additional Issuance. At the end of the eighteenth month
                -------------------
following the Closing Date if the Company has not had, under the Revolving Facility during such period, weighted average loans outstanding equal to at least 50% of the maximum amount available under the Revolving Facility the Company shall issue to the Holder a warrant to purchase an amount of Common Stock which is equal to (i) 22,554 shares multiplied by (ii) a fraction the numerator of which is (a) weighted average Minimum Outstandings minus (b) weighted average loans outstanding and the denominator of which is the weighted average Minimum Outstandings.

          2.3.  Exercisablity. Any warrants pursuant to this Warrant Agreement
                -------------
shall be exercisable only until the fifth anniversary of the Closing Date.

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          2.4.  Registered Holder. The Company may deem the registered Holder of
                -----------------
a Warrant Certificate as the absolute owner for all purposes, notwithstanding any notation of ownership or other writing thereon made by anyone.

          2.5.  Reservation of Shares. The Company shall, so long as Warrants
                ---------------------
remain outstanding, have authorized and reserved a number of shares of Class A Common and Class B Common sufficient for the exercise of the Warrants. Upon issuance such shares shall be validly issued, fully paid and non-assessable.

          2.6.  No Fractional Shares. The Company need not issue fractional
                --------------------
shares upon exercise of the Warrants, but in lieu thereof shall round the issuance to the next lower whole share.

          2.7.  Mandatory Exercise of Warrants and Conversion of Warrant Shares.
                ---------------------------------------------------------------
Not later than immediately prior to the consummation of the initial underwritten public offering of Class A Common Stock of the Company (or if reclassified the equivalent class of Company's common stock being offered to the public) Holder shall exercise the Warrant and/or convert the Warrant Shares to Class A Common Stock if such public offering involves the sale of Common Stock of the Company aggregating not less than $20 million and the per share public offering price is not less than $5.00 (before any adjustment under Article 6).

          2.8.  Optional Conversion. In connection with, or the reasonable
                -------------------
expectation of, (i) any public offering or public sale of Class A Common (including a registered offering and a sale pursuant to Rule 144 issued by the Commission or any similar rule then in force), (ii) the sale to any person or group of persons (as defined in Section 13(d)(3) of the Exchange Act) of securities possessing in the aggregate the ordinary voting power to elect a majority of the Company's directors, which sale has been approved by the Company's board of directors, (iii) the sale to any persons or group of persons (as defined in Section 13(d)(3) of the Exchange Act) (provided such person or group of persons immediately after such sale owns or has the right to acquire not more than 2 percent of the Class A Common then outstanding), (iv) the sale to any person or group of persons that possess or will possess in the aggregate the ordinary voting power to elect a majority of the Company's directors (excluding the shares of Class B Common being converted); or (v) any merger or consolidation pursuant to which any person or group of persons will possess in the aggregate the ordinary voting power to elect a majority of the Company's directors, which merger or consolidation has been approved by the Company's board of directors, each record holder of Class B Common is entitled to convert into the same number of shares of Class A Common any or all of such Holder's shares of Class B Common actually being distributed to the public, sold to an underwriter, broker-dealer or market maker for actual sale to the public or sold to the third-party purchaser.

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          2.9.  Stockholders Agreement. Prior to the exercise of the Warrants
                ----------------------
under this Agreement, the Holder shall, as a condition precedent to such exercise, become a party to the Stockholders Agreement by exercising a counterpart thereof. To the extent that there is any inconsistency between this Agreement, the Warrant Certificate and the Stockholders Agreement, the terms of the Stockholders Agreement shall supersede and control the interpretation of this Agreement and the Warrant Certificate. The right of the Holder to (i) put the Warrants pursuant to Section 7.2 of this Agreement and (ii) receive notice of and participate in certain transfers of shares owned by John P. Decker pursuant to Section 7.3 of this Agreement shall be deemed in addition to and not inconsistent with the Stockholders Agreement.

     3.   Representations and Warranties.
          ------------------------------

          3.1. The Company:
               -----------

               The Company represents and warrants that:

               3.1.1  Organization and Authorization. Company is a corporation
                      ------------------------------
duly organized and existing under the laws of the State of Delaware, and is qualified to do business in California and in each other jurisdiction where the failure to qualify would have a material adverse effect upon the Company. The execution, delivery and performance of this Agreement and of any instrument or agreement required by this Agreement are within Company's powers, have been duly authorized, and are not in conflict with the terms of the Company's Charter Documents.

               3.1.2  No Conflicts. The execution, delivery and performance of
                      ------------
this Agreement and of any instrument or agreement required by this Agreement are not in conflict with any law or any indenture, or undertaking to which Company is a party or by which Company is bound or affected.

               3.1.3  Compliance with Laws. Company has complied, in all
                      --------------------
material respects, with all known federal, state, and local laws, rules, and regulations affecting its business.

               3.1.4  Capitalization. The Company has issued and outstanding
                      --------------
prior to the issuance of the Warrant shares of capital stock and Convertible Securities and Options which upon conversion or exercise aggregate 2,255,394 shares of Class A Common Stock which are designated 299,815 shares of Class A Common Stock, 160,000 shares of Class B Common Stock, 680,000 shares of Series A Preferred Stock, 416,667 shares of Series B Preferred Stock, 319,149 shares of Series C Preferred Stock, and options and warrants to purchase 379,763 shares of Class A Common Stock. The Company is obligated to issue up to 58,823 shares of Class B Common Stock pursuant to the 1983 asset purchase agreement with Grant Financial Group.

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               3.2. The Holder:
                    ----------

                    The Holder represents and warrants that:

                    3.2.1  Investment. The Warrants and Warrant Shares are or
                           ----------
will be acquired for investment for Holder's own account and not with a view to distribution in violation of the Act.

                    3.2.2  Accredited Investor. The Holder qualifies as an
                           -------------------
"accredited investor," within the meaning of the regulations of the Commission promulgated under the Act.

     4.   Covenants.
          ---------

          4.1. Financial and Other Information. Company shall deliver to Holder
               -------------------------------
in form and detail satisfactory to Holder, and in such number of copies as Holder may request:

               (a) As soon as available but no later than 120 days after the close of each of its fiscal years, a complete copy of Company's financial statements, which shall include Company's statements of operations, stockholders equity and cash flows for such year, audited by an independent public accountant selected by Company and satisfactory to Holder.

               (b) As soon as available but no later than 45 days after the close of each month, Company's balance sheet as of the close of such month, and Company's statements of operations, stockholders equity and cash flows, all as prepared by Company for its own use and certified by a duly authorized officer of Company as being complete and correct and fairly presenting Company's financial condition and results of operations in accordance with accrual accounting principles and practices consistency applied.

               (b) Promptly, such other statements, budgets, forecasts, reports or other financial information concerning Company's business activities and financial condition as Holder may reasonably request from time to time.

          4.2. Books, Records, Audits and Inspections. Company shall maintain
               --------------------------------------
adequate books, accounts and records and prepare all financial statements required hereunder in accordance with the accrual method of accounting consistently applied, and in compliance with the regulations of any governmental regulatory body having jurisdiction over Company or its business and permit employees or agents of Holder at any reasonable time to inspect Company's properties, and to examine or audit Company's books, accounts and records and make copies and memoranda thereof. In the event any properties, books, accounts or records are in the possession of or under the control of a third party, Company shall direct and hereby authorizes such third party to

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permit access to Holder's employees or agents for the purpose of performing the inspections, examinations or audits permitted under this paragraph.

          4.3. Existence of Properties. Company shall maintain and preserve
               -----------------------
Company's existence and all rights, privileges and orderly, efficient and customary manner, keep all Company's properties in good working order and condition, and from time to time make all needed repair, renewals or replacements of such property.

          4.4. Compliance with Laws. Company shall at all times comply with, or
               --------------------
cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over Company or Company's business in all material respects.

     5.   Transfer of Warrants and Warrant Shares.
          ---------------------------------------

          5.1. Transfers. Subject to other applicable provisions of this Article
               ---------
5, the Holder may transfer Warrant Certificates and Warrant Shares to Affiliates of Holder if the Warrant Certificate to be transferred is accompanied by a form of assignment substantially in the form of Exhibit A-1 duly executed by Holder.

          5.2. Right of First Refusal Upon Transfer. If the Holder wishes to
               ------------------------------------
transfer any or all of such Holder's Warrants or Warrant Shares or any interest therein to any person other than a Competitor, the Holder shall first offer such Warrants or Warrant Shares to the Company by providing it with a notice (the "Transfer Notice") naming the proposed transferee, specifying the number of Warrants or Warrant Shares to be transferred, the price per Warrant or Warrant Share and all other terms of the transfer and offering to sell such Warrants or Warrant Shares to the Company at the same price and upon the same terms and conditions. The Company shall have 15 days from the receipt of the Transfer Notice within which to give the Holder written notice (the "Purchase Notice") that it agrees to purchase all such Shares at the price and on the terms and conditions set forth in the Transfer Notice, and if such Purchase Notice is given within such 15-day period, the Company shall have 45 days from receipt of the Transfer Notice within which to complete the purchase of such Warrants or Warrant Shares at the price and on the terms set forth in the Transfer Notice. If the Company does not deliver a Purchase Notice to the Holder within 20 days after receipt of a Transfer Notice from the Holder, Holder shall have the right, for a period of 90 days from the day upon which the Company received the Transfer Notice, to transfer such Warrants and Warrant Shares to the transferee named in the Transfer Notice or to a Person which is not a Competitor; provided, however, that such transfer must be at a price not less than the price offered to the Company in the Transfer Notice, for the number of Warrants or Warrant Shares specified in the Transfer Notice and on terms and conditions no more favorable than those specified in the Transfer Notice. The Company may assign its right under this paragraph 5.2 to any other person or entity, including other stockholders of the Company.

          5.3. Compliance With Act. All transfers of Warrant Certificates and
               -------------------
Warrant Shares under this Article 5 shall be in compliance with the Act.

     6.   Anti-dilution Protection.
          ------------------------

          6.1. Change in Warrant Exercise Price Upon Issuance of Securities. If
               ------------------------------------------------------------
the Company issues or sells any shares of Common Stock or issues any Convertible Security or Option (except options pursuant to employee stock programs adopted by the board of directors of the Company) entitling the issuees to acquire shares of Common Stock for a consideration less than $4.00 per share (before adjustment for stock splits described in paragraph 6.3) the Exercise Price shall be reduced to the price determined by multiplying the then Exercise Price by a fraction (i) the numerator of which shall be (a) the Common Stock Outstanding immediately prior to such issuance or sale plus (b) the number resulting from dividing (x) the aggregate consideration received by the Company upon such issuance or sale by (y) $4.00 and (ii) the denominator of which shall be the Common Stock Outstanding immediately after and giving effect to such issuance or sale.

               For purposes of paragraph 6.1, the following provisions shall also be applicable:

               6.1.1  Cash Consideration. If the Company issues the Common Stock
                      ------------------
Option or Convertible Security for cash, the consideration shall be the gross price without deduction of reasonable compensation or discount paid or allowed to underwriters or placement agents or any reasonable expenses incurred in connection with such issuance.

               6.1.2  Non-Cash Consideration. If the Company issues the Common
                      ----------------------
Stock Option or Convertible Security for a consideration wholly or partially other than cash, the fair value of such consideration as determined by the board of directors of the Company in the good faith exercise of its business judgment shall be deemed to be the value for purposes of paragraph 6.1, except that any Common Stock Option or Convertible Security issued for services shall be deemed to be issued for no consideration.

               6.1.3  Options and Convertible Securities. If the Company issues
                      ----------------------------------
an Option or Convertible Security with an exercise or conversion price less than $4.00 per share of Common Stock the shares issuable upon exercise of such Option or Convertible Security shall immediately be deemed part of Common Stock Outstanding.

          6.2. Termination of Option or Conversion Rights.
               ------------------------------------------

               If any right to purchase Common Stock under any Option or any right to convert or exchange any Convertible Security terminates or expires, the Exercise Price shall, upon such termination, be changed to the Exercise Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of Common Stock issuable thereunder shall no longer be deemed to be Common Stock Outstanding.

          6.3. Stock Splits or Stock Dividends.
               -------------------------------

               If the outstanding shares of Common Stock are subdivided into a greater number of shares of Common Stock by virtue of stock splits or stock dividends, the Exercise Price shall, simultaneously with the effectiveness of such subdivision, be proportionately reduced, and conversely, if the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exercise Price shall, simultaneously with the effectiveness of such combination, be proportionately increased.

          6.4. Successive Changes.
               ------------------

               The provisions of this Article 6 shall apply to successive issuances, subdivisions and combinations on or of shares of Common Stock after the date of this Agreement.

          6.5. Adjustment of Shares Issuable Upon Exercise of Warrants.
               -------------------------------------------------------

               Upon each adjustment of the Exercise Price as a result of the calculations made pursuant to this Article 6, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter be treated as that number of Warrants, and shall evidence the right to purchase, at the adjusted Exercise Price, that number of shares of Common Stock, obtained by (i) multiplying (a) the number of shares of Common Stock purchasable upon exercise of a Warrant prior to adjustment by (b) the Exercise Price in effect prior to adjustment, and (ii) dividing the product so obtained by the Exercise Price in effect after such adjustment of the exercise price.

          6.6. Notices.
               -------

               6.6.1  Notice of Dividends. Upon the declaration of any dividends
                      -------------------
payable with respect to any class of common stock in cash or other property the Company shall give written notice to Holder not fewer than 10 days prior to the payment date.

               6.6.2  Notice of Potentially Dilutive Event. If the Company
                      ------------------------------------
proposes to issue securities which would result in an adjustment of the Exercise Price, the Company will give written notice to the Holder of such proposed event not fewer than 10 days prior to the occurrence of such event.

               6.6.3  Notice of Adjustment. Upon the occurrence of each
                      --------------------
adjustment or readjustment of the Exercise Price, the Company at its expense shall compute such adjustment or readjustment in accordance with the terms hereof. Promptly, and in no case more than 20 days after the occurrence of such adjustment or readjustment, the Company shall furnish the Holder with a certificate signed by the Company's President or Senior Financial Officer setting forth in reasonable detail (i) the Exercise Price after such adjustment or readjustment, (ii) the method of calculation and the facts upon which such calculation is based and (iii) the number of shares of Common Stock purchasable upon exercise of a Warrant after such adjustment or readjustment. At any time or from time to time, upon written request from any Holder, the Company shall at its expense provide such Holder a certificate setting forth the current exercise price and the number of shares of Common Stock which at that time would be received by such Holder upon exercise of its Warrants.

     7.   Liquidity Provisions.
          --------------------

          7.1. Registration Rights.
               -------------------

               7.1.1  Notice of Registration. Subject to the terms of this
                      ----------------------
Agreement, in the event the Company decides to register with the Commission any of its Common Stock (either for its own account or the account of its security holders), the Company will: (i) promptly give the Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable Blue Sky or other state securities laws), and (ii) include in such registration (and any related qualification under Blue Sky laws or other state securities laws), and in any underwriting involved therein, all the Warrant Shares specified in a written request delivered to the Company by the Holder within 15 days after delivery of such written notice from the Company.

               7.1.2  Notice of Underwriting. If the registration of which the
                      ----------------------
Company gives notice is for a public offering involving an underwriting, the Company shall so advise the Holder as part of the written notice given pursuant to paragraph 7.1.1. In such event the right of the Holder to registration and the inclusion of such Holder's Warrant Shares in such underwriting shall be conditioned upon such underwriting to the extent provided in this paragraph
7.1.2. If the Holder proposes to distribute Warrant Shares through such underwriting it shall (together with the Company and the other stockholders distributing their Shares through such underwriting) enter into an underwriting agreement with the underwriter's representative for such offering. Holder shall have no right to participate in the selection of the underwriters.

               7.1.3  Marketing Limitations. In the event the underwriter's
                      ---------------------
representative advises the Holder seeking registration of Warrant Shares pursuant to this paragraph 7.1.3 in writing that market factors require a limitation of the number of shares of the Company to be underwritten, the underwriter's representative may: (i) in the case of the Company's initial registered public offering, exclude some or all of such shares from such registration and underwriting pro rata based on the number of Warrant Shares requested to be registered by the Holder and (ii) in the case of any subsequent registered public offering subsequent to the initial public offering, limit the number of shares to be included in such registration and underwriting to not less than 10% of the shares of Common Stock included in such registration.

          7.1.4  Withdrawal.  If the Holder disapproves of the terms of any such
                 ----------
underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven days prior to the effective date of the registration statement. Any Warrant Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          7.1.5  Expenses. The Company shall bear the expenses incurred in
                 --------
complying with this Article 7, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for the Holder and stockholders (if different from the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration. The Holder shall bear all underwriting discounts and selling commissions applicable to the sale of the Warrant Shares pursuant to this Agreement.

          7.1.6  Registration Procedures. The Company will keep the Holder
                 -----------------------
advised as to the initiation and completion of such registration. At its expense the Company will furnish such number of prospectuses (including preliminary prospectuses) and other documents as the Holder from time to time may reasonably request.

          7.1.7  Information Furnished by Holder. It shall be a condition
                 -------------------------------
precedent of the Company's obligations under this Article 7 that the Holder furnish to the Company such information regarding the Holder as the Company may reasonably request.

          7.1.8  Market Stand-off. The Holder hereby agrees, if so requested by
                 ----------------
the Company and the underwriter's representative (if any), the Holder shall not sell or otherwise transfer any Warrant Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Act; provided that such restriction shall only apply to the first two registration statements of the Company to become effective which include securities to be sold on behalf of the Company to the public in an underwritten offering.

          7.1.9  Securities Exchange Act of 1934. Following the effective date
                 -------------------------------
of the first registration statement filed by the Company for the offering of its securities to the general public, the Company shall file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Exchange Act of 1934, as amended.

               7.1.10  Indemnification.
                       ---------------

                       7.1.10.1  Company's Indemnification of Holder.  To the
                                 -----------------------------------
extent permitted by law, the Company will indemnify the Holder, each of its officers, directors and constituent partners, legal counsel for the Holder and stockholders, and each person controlling the Holder, with respect to which registration, qualification or compliance of Warrant Shares has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related registration statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse the Holder, each such underwriter and each person who controls the Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigation or defending any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by the Holder or controlling person and stated to be for use in connection with the offering of securities of the Company.

                       7.1.10.2  Holder's Indemnification of Company.  To the
                                 -----------------------------------
extent permitted by law, the Holder will, if Warrant Shares are included in the securities as to which such registration, qualification or compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of the Act, and each other stockholder of the Company whose shares are registered, each of its officers, directors and constituent partners and each person controlling such other stockholder; against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Holder of any rule or regulation promulgated under the Act applicable to the Holder and relating to action or inaction required of the Holder in connection with any such registration, qualifications or compliance; and will reimburse the Company, such stockholders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigation or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use in connection with the offering of securities of the Company provided, however, that the Holder's liability under this paragraph 7.1.10.2 shall not exceed the Holder's proceeds from the offering of securities made in connection with such registration.

                       7.1.10.3  Indemnification Procedure.  Promptly after
                                 -------------------------
receipt by an indemnified party under this paragraph 7.1.10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this paragraph 7.1.10, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld, unless the Holder determines that there may be a conflict between the position of the Company and the Holder in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this paragraph 7.1.10, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party at the expense of the indemnifying party. The Company shall not be required to pay the costs of more than one counsel for Holder and other stockholders pursuant to this paragraph. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this paragraph 7.1.10, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this paragraph 7.1.10.

               7.1.11  Limitation on Registration Rights.  Shares included in
                       ---------------------------------
a request for registration under this Article 7 shall not be eligible for registration under this Article 7 if either (i) the Warrant Shares have previously been sold to the public, or (ii) no registration under the Act is required in connection with the disposition of such Warrant Shares pursuant to Rule 144 under the Act.

               7.1.12  Conversion of Shares.  As a condition to the inclusion
                       --------------------
of any Warrant Shares in a registration statement pursuant to this Article 7, if such Warrant Shares are not shares of Class A Common Stock of the Company, the Holder must convert, or agree to convert such Warrant Shares, into shares of Class A Common Stock at or prior to the closing of the offering contemplated by such registration statement.

               7.2.    Holder's Right to Put.
                       ---------------------

                       7.2.1  Put Right.  The Holder may not put the Warrants
                              ---------
or Warrant Shares until the earlier to occur of (i) the sixth anniversary of the Closing Date, or (ii) a change of control of the Company in a transaction or series of transactions where the holders of the Class A Common Stock immediately preceding the transaction own fewer than 50% of the voting securities of Company or surviving entity after the transaction. Within 90 days after such occurrence, the Holder may at any time, or from time to time, put to the Company all or any portion of its Warrants and Warrant Shares.

                       7.2.2  Exercise of Put Right.  The right to put Warrants
                              ---------------------
or Warrant Shares shall be exercised by providing the Company a notice ("Put Notice") specifying the number of Warrants and Warrant Shares to be put and the date on which the Put Price is to be paid ("Put Date") and the Put Price. The Put Notice shall be given at least 90 days before the Put Date.

                       7.2.3  Put Price.  The put price to be paid per Warrant
                              ---------
or Warrant Share by the Company ("Put Price") shall be $5.00 per Warrant or Warrant Share, subject to application of the anti-dilution provisions in this Warrant Agreement.

                       7.2.4  Payment of Put Price.  On the Put Date, upon
                              --------------------
delivery to the Company of the Warrant Certificates representing the Warrants put and the certificates representing the Warrant Shares put, the Company shall pay in cash the Put Price for each Warrant or Warrant Share so delivered.

                       7.2.5  Protection of Put Right.  The Company shall not
                              -----------------------
enter into any agreement, understanding or transaction pursuant to which the Company shall be required, or makes a covenant, representation or warranty, to prevent or to impair the exercise of the put rights provided for in this paragraph 7.2 or the obligation of the Company to pay the Put Price. If the Company is unable in accordance with applicable state corporation statutes lawfully to purchase all of the Warrants and Warrant Shares which are the subject of a Put Notice, the Company shall if so requested in writing by the Holder, (i) purchase in accordance with the Put Notice the maximum number of such Warrants or Warrant Shares put which the Company may lawfully purchase and
(ii) in one or more installments, at the earliest time that the Company may lawfully do so, purchase all remaining Warrants and Warrant Shares put and pay interest at the Reference Rate set forth in the Credit Agreement on the amount of the aggregate Put Price attributable to such remaining Warrants and Warrant Shares from the Put Date to the date on which such amount is paid in full.

               7.3.  Co-Sale Rights.  There shall be disclosed to the Holder
                     --------------
(i) by the Company at least 45 days prior to the consummation of a change of control as defined in paragraph 7.2.1, (ii) by the Principal Stockholders a proposed transaction involving the transfer of more than 10% of the Common Stock Outstanding and (iii) by John P. Decker a proposed transaction involving the transfer of more than 10% of his shares of Common Stock Outstanding, the identity of the proposed transferee and the terms and conditions of the proposed transfer in reasonable detail. In the event of such a transaction the Holder may, subject to the provisions of the Stockholders Agreement, elect to participate in the transaction by delivering written notice of such election to the Company or the Principal Stockholders or John P. Decker, or as the case may be, within 15 days after receipt of such disclosure. The Holder may participate in the transaction by selling to the transferee Warrant Shares or other shares of Common Stock then held by Holder. Holder shall have the right to sell a number of shares of Common Stock determined by multiplying in the total number of shares of Common Stock owned by the Holder (assuming exercise of all Warrants held by the Holder) by a fraction the numerator of which is the total number of shares of Common Stock to be acquired by the transferee in the transaction and the denominator of which shall be the Common Stock Outstanding in the case of the Company, the total shares owned to be transferred by the Principal Stockholders transferring shares in the case of the Principal Stockholders and the total shares owned by John P. Decker in his case. Such sale shall be at the same price per share to be received by the other selling stockholders. In the event that the transaction takes the form of a sale of assets of the Company, the Holder shall have the right to receive the same consideration per share, if any, received by other holders of Common Stock in connection with such transaction. This paragraph shall not apply to transfers among Principal Stockholders or transfers by a Principal Stockholder or John P. Decker to a member or members of their immediate families or to a trust for the account of the transferor or a member or members of the transferor's immediate family.

               7.4.  Bring-Along Provisions.  If the Principal Stockholders
                     ----------------------
together with other stockholders (the "selling stockholders") shall propose to transfer shares of Common Stock constituting more than 50% of the Common Stock Outstanding, then such selling stockholders shall have the right, upon giving written notice thereof to the Holder at least 30 days prior to such sale, to require the Holder to participate in such sale as provided below. The selling stockholders may require the Holder to include in such sale that number of Warrant Shares (or Warrants) owned by the Holder which is determined by multiplying the total number of shares of Common Stock owned by the Holder (assuming exercise of all Warrants held by the Holder) by a fraction, the numerator of which is the number of shares of Common Stock proposed to be transferred by the selling stockholders and the denominator of which is the aggregate number of shares of Common Stock held by the selling stockholders (assuming exercise of each outstanding Option held by any of the selling stockholders). Any such participation by the Holder shall be at the same price per share applicable to the sale of the Common Stock by the selling stockholders and otherwise shall be on the same terms and conditions (including any with respect to deferral of payments in whole or in part) as are applicable to the selling stockholders. Notwithstanding anything to the contrary contained herein, no Principal Stockholder shall have a bring-along right with respect to any of the following transfers of Common Stock:

               (1) to an Affiliate of a Principal Stockholder or to any officer, employee or director of such stockholder;

               (2)  to the Company or an Affiliate of the Company; or

               (3)  in a bona-fide public offering.

     8.   Miscellaneous.
          -------------

          8.1. Successors and Assigns. This Agreement shall bind and inure to
               ----------------------
the benefit of the parties to this Agreement and their respective successors and assigns.

          8.2. Consents and Waivers. No consent or waiver under this Agreement
               --------------------
shall be effective unless in writing. No waiver of any breach or default shall be deemed a waiver of any breach or default thereafter occurring.

          8.3. Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the State of Delaware.

          8.4. Notices.  All notices required hereunder shall be by facsimile,
               -------
personal delivery or first class mail, postage prepaid, to the addresses set forth on the signature page of this Agreement, or to such other addresses as the parties may specify from time to time in writing. If by facsimile notice shall also be confirmed by personal delivery or first class mail, postage prepaid.

          8.5. Headings.  Article and paragraph headings are for reference only
               --------
and shall not affect the interpretation or meaning of any provisions of this Agreement.

          8.6. Severability.  The illegality or unenforceability of any
               ------------
provision of this Agreement or any instrument or agreement under this Agreement shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required under this Agreement.

          8.7. Lost Certificates.  If the Holder shall lose a Warrant
               -----------------
Certificate or stock certificate representing Warrant Shares, Holder shall be entitled to receive from the Company replacement certificates upon receipt from the Holder of an indemnity with respect to the lost certificates and without bond from the Holder.

          8.8. Counterparts.  This Agreement may be executed in as many
               ------------
counterparts as may be deemed necessary or convenient, and by the parties to this Agreement on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same agreement.

WACHOVIA BANK, N.A.                          AEGIS MORTGAGE ACCELERATION CORP.



By: /s/ David Gaines                         By: /s/ John P. Decker
   --------------------------------             ------------------------------
   David Gaines                                 John P. Decker, President
   Senior Vice President

Address where notices to Lender are          Address where notices to Borrower
are to be sent:                              are to be sent:
  191 Peachtree Street, N.E.                   Three Embarcadero Center
  Atlanta, Georgia 30303                       Suite 2250
  Telephone: (404) 332-5722                    San Francisco, CA 94111
  Facsimile: (404) 332-1455                    Telephone: (415) 658-8710
                                               Facsimile: (415) 362

                                   Exhibit A


THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SHARES PURCHASABLE UPON EXERCISE OF THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN COMPLIANCE WITH THE ACT, THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND ANY APPLICABLE STATE SECURITIES LAWS.

THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE ISSUED PURSUANT TO AND ARE SUBJECT TO A WARRANT AGREEMENT WHICH FIXES THE RIGHTS AND OBLIGATIONS OF THE COMPANY AND THE HOLDER OF THESE WARRANTS. A COPY OF THE WARRANT AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL OFFICE.

                      AEGIS MORTGAGE ACCELERATION CORP.

                       COMMON STOCK WARRANT CERTIFICATE


VOID AFTER _________________, 2002      For the Purchase of ____________
                                        Shares of Common Stock


     Aegis Mortgage Acceleration Corp., a Delaware corporation (the "Company"), hereby certifies that, for value received, Wachovia Bank, N.A., or any registered assigns, is the registered holder (the "Holder") of ________________________ (__________) Warrants (the "Warrants") to purchase
_______________________ shares (the "Shares") of either Class A Common Stock or Class B Common Stock of the Company ("Common Stock") at the option of the Holder. Each Warrant entitles the Holder to purchase from the Company one fully paid and nonassessable share of Common Stock at an initial exercise price (the "Exercise Price") of $______________________ per share.

     The Holder's right to purchase Shares hereunder shall be exercised by surrender to the Company of this Warrant Certificate, together with an executed Form of Warrant Subscription (attached hereto), execution by the Holder of the Stockholders Agreement entered into as of April 30, 1993 by and among the Company and the stockholders of the Company (the "Stockholders Agreement") and payment of the aggregate Exercise Price of the Warrants exercised, at the principal executive office of the Company, upon terms and subject to the conditions set forth in this Warrant Certificate, and in the Warrant Agreement dated as of ____________________, 1997 (the "Warrant Agreement") between the Company and the Holder. The Warrant Agreement is incorporated in this

Warrant Certificate by this reference and must be referred to for a description of the rights, obligations and duties of the Company and the Holder of the Warrants issued pursuant to the Warrant Agreement.

     If, upon any exercise of Warrants represented by this Warrant Certificate, the number of Warrants exercised is less than the total number of Warrants represented by this Warrant Certificate, there shall be issued to the Holder or the Holder's assignee a new Warrant Certificate representing the number of Warrants not exercised.

     This Warrant Certificate, when surrendered to the Company in accordance with the terms of the Warrant Agreement, may be exchanged without payment of any service charge for another Warrant Certificate or Warrant Certificates representing in the aggregate a like number of Warrants.

     Subject to and in accordance with the terms of the Warrant Agreement, any or all of the Warrants represented by this Warrant Certificate may be transferred by presentation to the Company accompanied by an executed Form of Assignment (attached hereto). A new Warrant Certificate representing the number of Warrants so transferred shall be issued to the transferee, subject to any limitations provided in the Warrant Agreement, without charge. If the number of Warrants so transferred is less than the total number of Warrants represented by this Warrant Certificate, there shall be issued to the transferor a new Warrant Certificate representing the number of Warrants not transferred.

     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by the person named below "hereunto duly authorized.



DATED: ________________, 1997                AEGIS MORTGAGE ACCELERATION CORP.


                                             By:______________________________
                                             John P. Decker, President

                                  EXHIBIT A-1
                              FORM OF ASSIGNMENT


            (To be executed by the registered holder if such holder
                 desires to transfer the Warrant Certificate.)


          FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto __________________________________, the Warrants represented by the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint to transfer such Warrants on the books of the within-named Corporation with full power of substitution


DATED: ____________________, 19__

                                 Signature ___________________________

                                  EXHIBIT A-2
                         FORM OF WARRANT SUBSCRIPTION

                 (To be signed only upon exercise of Warrant.)


TO Aegis Mortgage Acceleration Corp.:

     The undersigned, the holder of the Warrants represented by the attached Warrant Certificate (the "Holder"), hereby irrevocably elects to exercise the purchase right represented by such Warrants for, and to purchase thereunder, ________________ shares of Common Stock (the "Shares") of Aegis Mortgage Acceleration Corp. (the "Company") and herewith makes payment, as provided in the Warrant Agreement, of $_______________ therefor. The Holder hereby requests that the Company issue shares of Class A Common Stock and/or __________ shares of Class B Common Stock and requests that the certificate(s) for such Shares be issued in the name of, and delivered to:

__________________________________
__________________________________
__________________________________
__________________________________           __________________________________
                                             (Signature must conform in all
                                             respects to name of Holder as
                                             specified on the face of the
                                             Warrant Certificate)

__________________________________
__________________________________
(Address)

Dated: _____________________, 19__


* Insert here the number of Shares called for on the face of the Warrant Certificate (or, in the case of a partial exercise, the portion thereof as to which the Warrants are being exercised), in either case without making any adjustment for additional Shares or any other securities or property or cash which, pursuant to the adjustment provisions of the Warrant Agreement, may be deliverable upon exercise.

                        Amendment to Warrant Agreement


This Amendment, which amends the Warrant Agreement ("Agreement") entered into as of August 25, 1997, between Aegis Mortgage Acceleration Corporation ("Company") and Wachovia Bank, N.A. ("Holder"), is intended to amend the Agreement to provide for a fixed number of warrants to purchase stock of Company to be issued to Holder instead of a formula based upon the amount of loans made by Holder to Company pursuant to the Credit Agreement between Company and Holder entered into as of August 25, 1997.

Whereas Company and Holder have agreed to amend the Additional Issuance provision of the Agreement, the parties hereto agree to amend the Agreement as follows:

1. Section 2.2 of the Agreement shall be amended to provide for a fixed number of warrants to purchase shares of Company stock to be issued to Holder upon expiration of a thirty-day period commencing on the date of execution of this Amendment. To that end, Section 2.2 shall be amended and restated to read in its entirety to read as follows:

     "2.2 Additional Issuance: Thirty days following the execution of this Amendment, the Company shall issue to Holder a warrant to purchase 7,940 shares of Class B Common Stock of Company at an exercise price of $.01 per share."

2. The address listed on the signature page for the Company shall be amended as follows: Three Embarcadero Center, Suite 500 San Francisco, California 94111.

Except as expressly amended by this Amendment, the Agreement shall remain in full force and effect.

Date September 28, 1998
    -------------------

Aegis Mortgage Acceleration Corporation          Wachovia Bank, N.A.


By /s/ John P. Decker                            By /s/ Signature Illegible
  -------------------                              ------------------------
Its President                                    Its Senior Vice President
   ----------                                       ----------------------

                         Addendum to Warrant Agreement


This Addendum is intended to supplement the Warrant Agreement ("Agreement") dated as of August 25, 1997 between Aegis Mortgage Acceleration Corp., a Delaware Corporation ("Company") and Wachovia Bank, N.A. ("Holder") wherein Company agreed to grant to Holder warrants to purchase up to three percent of the outstanding common stock of Company on a fully diluted basis.

The parties hereto acknowledge and agree that, at the time of execution of the Agreement, the calculation of the final number of warrants to be issued was uncertain due to two transactions which could further dilute the number of outstanding shares of the Company and it was agreed that when those two transactions were completed, Company would issue additional warrants to Holder to maintain Holder's initial percentage of warrant coverage. At this time, the parties hereto agree that the two transactions have resulted in Holder being entitled to receive an additional three thousand seven hundred ninety eight (3,798) warrants. Holder and Company hereby agree that except as supplemented by this Addendum, the Agreement shall remain in full force and effect.


Agreed To And Accepted By:



Aegis Mortgage Acceleration Corporation          Wachovia Bank, N.A.


By /s/ John Decker                               By
  ----------------                                  ------------------------
Its President                                    Its
   ----------                                       ------------------------